UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 14, 2022

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan		000-20202	38-1999511
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

25505 West Twelve Mile Road
Southfield,	Michigan		48034-8339
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:   (248) 353-2700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CACC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 14, 2022, Credit Acceptance Corporation (referred to as the “Company”, “Credit Acceptance”, “we”, “our”, or “us”) reached an agreement in principle to settle the putative class action captioned Palm Tran, Inc. Amalgamated Transit Union Local 1577 Pension Plan v. Credit Acceptance Corporation, Case No.: 2:20-cv-12698-LVP-EAS, pending against the Company, its Chief Executive Officer and its former Chief Executive Officer in the United States District Court for the Eastern District of Michigan, Southern Division. The Amended Class Action Complaint was filed on July 22, 2021, as described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 11, 2022.

The agreement in principle contemplates an aggregate cash payment by the Company of $12 million to settle claims brought on behalf of all persons and entities that purchased or otherwise acquired Credit Acceptance common stock from May 4, 2018 through August 28, 2020. The parties have agreed to negotiate in good faith to execute a definitive stipulation of settlement to be filed with the court, which the Company anticipates will provide for a full release of all claims against all defendants, including the Company and its officers, and expressly deny any liability, wrongdoing or responsibility by any of the defendants. The definitive stipulation of settlement will be subject to approval by the court, which process may take several months. Upon final approval of the settlement, the litigation would be dismissed with prejudice. There can be no assurance that the litigation will be finally resolved in accordance with the agreement in principle.

Cautionary Statement Regarding Forward-Looking Information

We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all of our forward-looking statements. Statements in this release that are not historical facts, such as those using terms like “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “assume,” “forecast,” “estimate,” “intend,” “plan,” “target” and those regarding our future results, plans and objectives, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. Actual results could differ materially from these forward-looking statements since the statements are based on our current expectations, which are subject to risks and uncertainties. Factors that might cause such a difference include, but are not limited to, the factors set forth in Item 1A of our Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission on February 11, 2022, and in Item 1A in Part II of our Quarterly Report on Form 10‑Q for the quarterly period ended March 31, 2022, filed with the Securities and Exchange Commission on May 2, 2022, and other risk factors discussed herein or listed from time to time in our reports filed with the Securities and Exchange Commission and the following:

Industry, Operational and Macroeconomic Risks
•The outbreak of COVID-19 has adversely impacted our business, and the continuance of this pandemic, or any future outbreak of any contagious diseases or other public health emergency, could materially and adversely affect our business, financial condition, liquidity and results of operations.
•Our inability to accurately forecast and estimate the amount and timing of future collections could have a material adverse effect on results of operations.
•Due to competition from traditional financing sources and non-traditional lenders, we may not be able to compete successfully.
•Reliance on third parties to administer our ancillary product offerings could adversely affect our business and financial results.
•We are dependent on our senior management and the loss of any of these individuals or an inability to hire additional team members could adversely affect our ability to operate profitably.
•Our reputation is a key asset to our business, and our business may be affected by how we are perceived in the marketplace.
•The concentration of our dealers in several states could adversely affect us.
•Reliance on our outsourced business functions could adversely affect our business.
•Our ability to hire and retain foreign information technology personnel could be hindered by immigration restrictions.
•We may be unable to execute our business strategy due to current economic conditions.

•Adverse changes in economic conditions, the automobile or finance industries, or the non-prime consumer market could adversely affect our financial position, liquidity and results of operations, the ability of key vendors that we depend on to supply us with services, and our ability to enter into future financing transactions.
•Natural disasters, climate change, acts of war, terrorist attacks and threats or the escalation of military activity in response to these attacks or otherwise may negatively affect our business, financial condition and results of operations.
•Governmental or market responses to climate change and related environmental issues could have a material adverse effect on our business.
•Consequences of the current conflict between Russia and Ukraine could have a material adverse effect on our business, financial condition, liquidity and results of operations.
•A small number of our shareholders have the ability to significantly influence matters requiring shareholder approval and such shareholders have interests which may conflict with the interests of our other security holders.

Capital and Liquidity Risks
•We may be unable to continue to access or renew funding sources and obtain capital needed to maintain and grow our business.
•The terms of our debt limit how we conduct our business.
•A violation of the terms of our asset-backed secured financing facilities or revolving secured warehouse facilities could have a material adverse impact on our operations.
•Our substantial debt could negatively impact our business, prevent us from satisfying our debt obligations and adversely affect our financial condition.
•We may not be able to generate sufficient cash flows to service our outstanding debt and fund operations and may be forced to take other actions to satisfy our obligations under such debt.
•Interest rate fluctuations may adversely affect our borrowing costs, profitability and liquidity.
•The phaseout of the London Interbank Offered Rate (“LIBOR”), or the replacement of LIBOR with a different reference rate, could result in a material adverse effect on our business.
•Reduction in our credit rating could increase the cost of our funding from, and restrict our access to, the capital markets and adversely affect our liquidity, financial condition and results of operations.
•We may incur substantially more debt and other liabilities. This could exacerbate further the risks associated with our current debt levels.
•The conditions of the U.S. and international capital markets may adversely affect lenders with which we have relationships, causing us to incur additional costs and reducing our sources of liquidity, which may adversely affect our financial position, liquidity and results of operations.

Information Technology and Cybersecurity Risks
•Our dependence on technology could have a material adverse effect on our business.
•Our use of electronic contracts could impact our ability to perfect our ownership or security interest in Consumer Loans.
•Failure to properly safeguard confidential consumer and team member information could subject us to liability, decrease our profitability and damage our reputation.

Legal and Regulatory Risks
•Litigation we are involved in from time to time may adversely affect our financial condition, results of operations and cash flows.
•Changes in tax laws and the resolution of uncertain income tax matters could have a material adverse effect on our results of operations and cash flows from operations.
•The regulations to which we are or may become subject could result in a material adverse effect on our business.

Other factors not currently anticipated by management may also materially and adversely affect our business, financial condition and results of operations. We do not undertake, and expressly disclaim any obligation, to update or alter our statements whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: June 15, 2022	By:	/s/ Erin J. Kerber
Erin J. Kerber
Chief Legal Officer